SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549




                               FORM 8-K



                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):  January 23, 1997




            CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XIII
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Illinois                   0-12791                 36-3207212
-------------------         --------------         --------------------
(State or other)              (Commission          (IRS Employer
 Jurisdiction of             File Number)           Identification No.)
 Organization



         900 N. Michigan Avenue, Chicago, Illinois  60611-1575
         -----------------------------------------------------
                (Address of principal executive office)




Registrant's telephone number, including area code:  (312) 915-1987
  -------------------------------------------------------------------


                                   1




ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. Carlyle Real Estate Limited Partnership-XIII, an Illinois limited partnership (the "Partnership"), was a 50% partner in Copley Place Associates ("CPA"), which was the 100% owner of the issued and outstanding common stock of Copley Place Associates Nominee Corporation ("Nominee"). The Nominee is the owner of certain air rights and improvements relative to a mixed-use development known as Copley Place, in Boston, Massachusetts. The joint venture partners of the Partnership in CPA were JMB Realty Corporation ("JMB"), the Corporate General Partner of the Partnership, and Urban Investment and Development
Co. ("Urban"), an affiliate of JMB.   On January 23, 1997, the Partnership,
JMB, and Urban formed Copley Place Associates LLC, a Delaware limited liability company (the "Company"). The membership interests of the Company were owned by the Partnership, JMB, and Urban in the same proportion as their respective interests in CPA. Immediately after the formation of the Company, the Partnership, JMB, and Urban merged CPA into the Company. The
Company became the 100% owner of the stock of  the Nominee.   After the
merger, Urban contributed additional property to the Company and, immediately thereafter the Partnership and Urban each sold its entire interest in the Company and JMB sold a portion of its interest in the Company to Overseas Partners Capital Corp. ("Overseas"), as described below. Copley Place consists of a multi-use complex consisting of 845,000 square feet of office space in four seven-story office towers, a 104,000 square foot Neiman Marcus department store, a 271,000 square foot, two-level retail mall of shops, boutiques, restaurants, a nine-screen movie theater, and associated parking facilities. As of December 31, 1996 the office tower and retail space occupancy were 86% and 99%, respectively. Also, included in the complex are 101 residential apartments, an 804-room Westin Hotel and a 1,139-room Marriott Hotel in which the Partnership and the Company had no ownership interest.

     In connection with its purchase of the membership interests, Overseas made certain additional capital contributions to the Company, resulting in Overseas owning a 66-2/3% aggregate membership interest therein.
Overseas's purchase was subject to the Company's outstanding share of mortgage indebtedness which had an outstanding balance of approximately $209,750,000, and all other liabilities of the Company from and after the
effective date of the transaction.   Overseas is not affiliated with the
Company or its members, and the terms of the sale were determined by arm's-length negotiations.

     Pursuant to the CPA joint venture agreement, JMB had made various
loans to CPA to fund certain operating deficits.   At January 23, 1997,
the outstanding principal balance and related accrued interest on these
loans (the "Deficit Loans") was approximately $17,942,000.   The
Partnership's share of the Deficit Loans were recourse obligations of the Partnership to CPA. In addition, the Partnership continued to be liable
                                   2




under the $20,000,000 purchase price note (the "Note") which the Partnership had given to its original joint venture partner when it purchased its interest in CPA in 1983. The balance of the Note at January 23, 1997, including accrued interest at 11-1/2% per annum, was approximately $89,000,000 and was held by an affiliate of the Corporate General Partner of the Partnership.

     The Partnership's outstanding obligations on the Note and for the Deficit Loans, and the projected continuing accruals of additional interest on such amounts made it unlikely that CPA's interest in Copley Place would ever be sold for an amount which would result in any net proceeds to the Partnership. Therefore, in order to provide the Partnership with incentive to consummate the sale of its interest in the Company as described above, the joint venture partners, the holder of the Note and the Partnership executed an agreement whereby the net proceeds were distributed in a manner which permitted the Partnership to satisfy its obligations relative to the Note and the Deficit Loans and still realize some modest cash proceeds. In addition, the holder of the Note agreed on a discounted payoff of the Note.

In general, the Partnership received $43,900,000 of sale proceeds, of which $34,000,000 was remitted to the holder of the Note as payment in full satisfaction of the Note. As a result, the Partnership was relieved of an
approximately $55,000,000 obligation.   The Partnership's obligation under
the Deficit Loans were next satisfied in full out of the Partnership's remaining sale proceeds. After the repayment of the Note and Deficit Loans, as discussed above, the Partnership's remaining net proceeds amounted to approximately $929,000, all of which was received in cash at closing. The Partnership currently intends to retain these funds as necessary working capital reserves.

     The effect on the Partnership's consolidated financial statements as of a result of the sale will be to eliminate the Partnership's investment in CPA and to recognize a gain on sale of the Partnership's interest in the consolidated venture of approximately $126,500,000 for financial reporting purposes. Accordingly, no future share of the results of operations subsequent to the sale would be reflected for 1997. The Partnership also expects to recognize a gain on the sale of approximately $ 171,500,000 for Federal income tax purposes for 1997.


                                   3




ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

        (a) Financial Statements  -  Not Applicable.

        (b) Pro Forma Financial Information
                 The following unaudited pro forma condensed consolidated financial statements for the Partnership reflect the sale of the Partnership's interest in CPA. The pro forma condensed consolidated financial statements have been prepared based upon certain pro forma parenthetical adjustments for Copley Place to the historical financial statements of the Partnership.

                 The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 1996 has been prepared as if CPA's interests had been sold as of the balance sheet date.

                 The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1996 and for the year ended December 31, 1995 have been prepared as if the sale of the Partnership's interest in CPA had occurred as of the beginning of the respective period.

                 The unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future.



                                   4





ITEM 7. - EXHIBIT (b)
                               CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XIII
                          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                         FOR PERIOD ENDING 12/31/95
                                                       AS REPORTED
                                                          IN THE
                                                       DECEMBER 31,                     DECEMBER 31,
                                                          1995                             1995
                                                          10-K                           PRO FORMA
                                                       CONSOLIDATED       ADJUSTMENT   CONSOLIDATED
                                                         INCOME           FOR COPLEY      INCOME
                                                        STATEMENT           PLACE        STATEMENT
                                                      -------------     ------------  --------------
INCOME:
  RENTAL INCOME . . . . . . . . . . . . . . . . . .    $ 65,729,288     $(42,691,827)   $ 23,037,461
  INTEREST INCOME . . . . . . . . . . . . . . . . .       1,034,061         (497,541)        536,520
                                                       ------------     ------------    ------------
          TOTAL INCOME. . . . . . . . . . . . . . .      66,763,349      (43,189,368)     23,573,981
                                                       ------------     ------------    ------------
EXPENSES:
  MORTGAGE AND OTHER INTEREST . . . . . . . . . . .      38,615,594      (28,974,556)      9,641,038
  DEPRECIATION. . . . . . . . . . . . . . . . . . .      13,784,147       (9,466,300)      4,317,847
  PROPERTY OPERATING EXPENSES . . . . . . . . . . .      35,234,465      (22,111,460)     13,123,005
  PROFESSIONAL SERVICES . . . . . . . . . . . . . .         647,443            --            647,443
  AMORTIZATION OF DEFERRED EXPENSES . . . . . . . .       1,421,951         (359,836)      1,062,115
  GENERAL AND ADMINISTRATIVE. . . . . . . . . . . .         781,049            --            781,049
                                                       ------------     ------------    ------------
          TOTAL EXPENSES. . . . . . . . . . . . . .      90,484,649      (60,912,152)     29,572,497
                                                       ------------     ------------    ------------
PARTNERSHIP'S SHARE OF GAIN (LOSS) FROM OPERATIONS
  OF UNCONSOLIDATED VENTURES. . . . . . . . . . . .      (6,600,158)           --         (6,600,158)
VENTURE PARTNERS' SHARE OF EARNINGS (LOSS)
  FROM CONSOLIDATED VENTURES' OPERATIONS. . . . . .       4,588,759       (4,590,860)         (2,101)
                                                       ------------     ------------    ------------
NET OPERATING EARNINGS (LOSS) . . . . . . . . . . .     (25,732,699)      13,131,924     (12,600,775)
PARTNERSHIP'S SHARE OF LOSS ON SALE OF PROPERTY
  OF UNCONSOLIDATED VENTURES. . . . . . . . . . . .     (14,789,529)           --        (14,789,529)
EXTRAORDINARY ITEMS . . . . . . . . . . . . . . . .      15,632,407            --         15,632,407
                                                       ------------     ------------    ------------
NET EARNINGS (LOSS) . . . . . . . . . . . . . . . .    $(24,889,821)    $ 13,131,924    $(11,757,897)
                                                       ============     ============    ============

                                                      5




                               CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XIII
                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - CONTINUED


                                                       AS REPORTED
                                                          IN THE
                                                       DECEMBER 31,                     DECEMBER 31,
                                                          1995                             1995
                                                          10-K                           PRO FORMA
                                                       CONSOLIDATED       ADJUSTMENT   CONSOLIDATED
                                                         INCOME           FOR COPLEY      INCOME
                                                        STATEMENT           PLACE        STATEMENT
                                                      -------------     ------------  --------------

NET EARNINGS (LOSS) PER LIMITED PARTNERSHIP INTEREST:
  NET OPERATING EARNINGS (LOSS) . . . . . . . . . .    $     (67.47)    $      34.43    $     (33.04)
SHARE OF GAIN (LOSS) ON SALE OF PROPERTY OR
  INTEREST IN PROPERTY OF UNCONSOLIDATED VENTURES .          (39.99)           --             (39.99)
EXTRAORDINARY ITEMS . . . . . . . . . . . . . . . .           42.27            --              42.27
                                                       ------------     ------------    ------------

          NET EARNINGS (LOSS) . . . . . . . . . . .    $     (65.19)    $      34.43    $    (30.76)
                                                       ============     ============    ============


























                                                      6






                               CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XIII
                               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                AS OF 9/30/96


                                                       AS REPORTED
                                                          IN THE
                                                      SEPTEMBER 30,                    SEPTEMBER 30,
                                                          1996                             1996
                                                          10-Q            ADJUSTMENT     PRO FORMA
                                                       CONSOLIDATED       FOR COPLEY   CONSOLIDATED
                                                      BALANCE SHEET         PLACE      BALANCE SHEET
                                                     --------------     ------------  --------------

ASSETS

   CURRENT ASSETS:
      CASH AND CASH EQUIVALENTS . . . . . . . . . .    $  8,758,234    $  (5,520,836)   $  3,237,398
      SHORT-TERM INVESTMENTS. . . . . . . . . . . .         374,085             -            374,085
      RESTRICTED FUNDS. . . . . . . . . . . . . . .       3,028,455       (2,769,093)        259,362
      RENTS AND OTHER RECEIVABLES . . . . . . . . .       3,953,364         (730,549)      3,222,815
      PREPAID EXPENSES. . . . . . . . . . . . . . .         420,456         (214,395)        206,061
      ESCROW DEPOSITS . . . . . . . . . . . . . . .       9,027,541       (6,628,531)      2,399,010
                                                       ------------    -------------    ------------
         TOTAL CURRENT ASSETS . . . . . . . . . . .      25,562,135      (15,863,404)      9,698,731

    INVESTMENT PROPERTIES, AT COST:
      LAND AND LEASEHOLD INTERESTS. . . . . . . . .      19,309,005      (4,769,912)      14,539,093
      BUILDINGS AND IMPROVEMENTS. . . . . . . . . .     404,710,317     (285,329,944)    119,380,373
                                                       ------------    -------------    ------------
                                                        424,019,322     (290,099,856)    133,919,466
      LESS ACCUMULATED DEPRECIATION . . . . . . . .    (172,851,871)     117,746,405     (55,105,466)
                                                       ------------    -------------    ------------

          TOTAL INVESTMENT PROPERTIES
            NET OF ACCUMULATED DEPRECIATION . . . .     251,167,451     (172,353,451)     78,814,000

      INVESTMENT IN UNCONSOLIDATED VENTURES,
        AT EQUITY . . . . . . . . . . . . . . . . .       1,231,962            --          1,231,962
      DEFERRED EXPENSES . . . . . . . . . . . . . .       5,448,962       (3,116,685)      2,332,277
      ACCRUED RENTS RECEIVABLE. . . . . . . . . . .         467,013            --            467,013
      VENTURE PARTNERS' DEFICITS IN VENTURES. . . .      14,341,528      (14,200,862)        140,666
                                                       ------------    -------------    ------------
                                                       $298,219,051    $(205,534,402)   $ 92,684,649
                                                       ============    =============    ============

                                                      7




                               CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XIII
                         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET - CONTINUED


                                                       AS REPORTED
                                                          IN THE
                                                      SEPTEMBER 30,                    SEPTEMBER 30,
                                                          1996                             1996
                                                          10-Q            ADJUSTMENT     PRO FORMA
                                                       CONSOLIDATED       FOR COPLEY   CONSOLIDATED
                                                      BALANCE SHEET         PLACE      BALANCE SHEET
                                                     --------------     ------------  --------------

LIABILITIES AND PARTNERS' CAPITAL ACCOUNTS (DEFICITS)

   CURRENT LIABILITIES:
      CURRENT PORTION OF LONG-TERM DEBT . . . . . .   $  39,449,273     $       -       $ 39,449,273
      ACCOUNTS PAYABLE. . . . . . . . . . . . . . .       3,953,087       (2,285,397)      1,667,690
      AMOUNTS DUE TO AFFILIATES . . . . . . . . . .       4,410,656              -         4,410,656
      UNEARNED RENTS. . . . . . . . . . . . . . . .       2,145,351       (1,946,869)        198,482
      ACCRUED INTEREST. . . . . . . . . . . . . . .      16,290,186       (2,880,367)     13,409,819
      ACCRUED REAL ESTATE TAX . . . . . . . . . . .       2,434,142            --          2,434,142
                                                       ------------    -------------    ------------
         TOTAL CURRENT LIABILITIES  . . . . . . . .      68,682,695       (7,112,633)     61,570,062

      TENANT SECURITY DEPOSITS  . . . . . . . . . .       2,937,564       (2,258,148)        679,416

      INVESTMENT IN UNCONSOLIDATED VENTURE,
        AT EQUITY . . . . . . . . . . . . . . . . .      87,312,342             -         87,312,342
      LONG-TERM DEBT LESS CURRENT PORTION . . . . .     392,468,300     (318,997,967)     73,470,333
                                                       ------------    -------------    ------------

COMMITMENTS AND CONTINGENCIES

         TOTAL LIABILITIES. . . . . . . . . . . . .     551,400,901     (328,368,748)    223,032,153
                                                       ------------    -------------    ------------
VENTURE PARTNER'S SUBORDINATED EQUITY IN VENTURES .         329,798             -            329,798
TOTAL PARTNERS' DEFICITS  . . . . . . . . . . . . .    (253,511,648)     122,834,346    (130,677,302)
                                                       ------------    -------------    ------------

                                                       $298,219,051    $(205,534,402)   $ 92,684,649
                                                       ============    =============    ============







                                                      8




                               CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XIII
                          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                          FOR PERIOD ENDING 9/30/96

                                                       AS REPORTED
                                                          IN THE
                                                      SEPTEMBER 30,                    SEPTEMBER 30,
                                                          1996                             1996
                                                          10-Q                           PRO FORMA
                                                       CONSOLIDATED       ADJUSTMENT   CONSOLIDATED
                                                         INCOME           FOR COPLEY      INCOME
                                                        STATEMENT           PLACE        STATEMENT
                                                      -------------     ------------  --------------

INCOME:
  RENTAL INCOME . . . . . . . . . . . . . . . . . .    $ 51,521,252     $(34,829,367)   $ 16,691,885
  INTEREST INCOME . . . . . . . . . . . . . . . . .         578,848         (359,054)        219,794
                                                       ------------     ------------    ------------
          TOTAL INCOME. . . . . . . . . . . . . . .      52,100,100      (35,188,421)     16,911,679
                                                       ------------     ------------    ------------
EXPENSES:
  MORTGAGE AND OTHER INTEREST . . . . . . . . . . .      29,875,398      (22,534,472)      7,340,926
  DEPRECIATION. . . . . . . . . . . . . . . . . . .       9,542,318       (7,105,872)      2,436,446
  PROPERTY OPERATING EXPENSES . . . . . . . . . . .      28,457,206      (18,776,577)      9,680,629
  PROFESSIONAL SERVICES . . . . . . . . . . . . . .         275,698            --            275,698
  AMORTIZATION OF DEFERRED EXPENSES . . . . . . . .       1,155,596         (329,874)        825,722
  GENERAL AND ADMINISTRATIVE. . . . . . . . . . . .         558,325            --            558,325
  PROVISION FOR VALUE IMPAIRMENT. . . . . . . . . .      13,100,000            --         13,100,000
                                                       ------------     ------------    ------------
          TOTAL EXPENSES. . . . . . . . . . . . . .      82,964,541      (48,746,795)     34,217,746
                                                       ------------     ------------    ------------
          OPERATING EARNINGS (LOSS) . . . . . . . .     (30,864,441)      13,558,374     (17,306,067)
                                                       ------------     ------------    ------------
PARTNERSHIP'S SHARE OF GAIN (LOSS) FROM OPERATIONS
  OF UNCONSOLIDATED VENTURES. . . . . . . . . . . .      (2,285,947)           --         (2,285,947)
VENTURE PARTNERS' SHARE OF EARNINGS (LOSS) FROM
  VENTURES' OPERATIONS. . . . . . . . . . . . . . .       3,237,785       (3,239,764)         (1,979)
                                                       ------------     ------------    ------------
          NET EARNING (LOSS). . . . . . . . . . . .    $(29,912,603)    $ 10,318,610    $(19,593,993)
                                                       ============     ============    ============
NET EARNINGS (LOSS) PER LIMITED PARTNERSHIP INTEREST:
  NET OPERATING EARNINGS (LOSS) . . . . . . . . . .    $     (78.42)    $      27.05    $     (51.37)
                                                       ------------     ------------    ------------
          NET EARNINGS (LOSS) . . . . . . . . . . .    $     (78.42)    $      27.05    $     (51.37)
                                                       ============     ============    ============



                                                      9




ITEM 7. FINANCIAL STATEMENT AND EXHIBITS - CONTINUED

        (c) Exhibits - None.




                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XIII

                      BY:   JMB Realty Corporation
                            (Corporate General Partner)



                            By:  GAILEN J. HULL
                                 Gailen J. Hull
                                 Senior Vice President













Dated:  February 7, 1997

                                  10